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                                                                     EXHIBIT 1.1


                                                                       EXECUTION






                           FIRSTPLUS HOME LOAN TRUSTS

                            ASSET-BACKED CERTIFICATES
                              (Issuable in Series)

                             UNDERWRITING AGREEMENT


Banc One Capital Corporation                                       June 14, 1996
300 Crescent Court
Dallas, Texas 75201
Attention:  Soc Aramburu

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167
Attention:  Tim Small

Ladies and Gentlemen:

          FIRSTPLUS INVESTMENT CORPORATION, a corporation organized and existing under the laws of the State of Nevada (the "Company"), may offer for sale from time to time its Asset-Backed Certificates evidencing interests in pools of certain contracts and mortgage loans (the "Certificates"). The Certificates may be issued in various series, and within each series, in one or more classes, in one or more offerings on terms determined at the time of sale (each such series, a "Series" and each such class, a "Class"). Each Series of the Certificates will be issued under a separate Pooling and Servicing Agreement (each, a "Pooling and Servicing Agreement") to be dated as of the respective cut-off date (each, a "Cut-off Date") between the Company or one of its affiliates, as depositor and FHA Insurance holder (the "Depositor" and in such latter capacity, the "FHA Insurance Holder"), FIRSTPLUS FINANCIAL, INC., ("FFI") as transferor and servicer (the "Transferor" or "Servicer"), the certificate insurer named therein (the "Certificate Insurer"), if any, and the trustee named therein (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the related Pooling and Servicing Agreement.

          The Certificates issued under each Pooling and Servicing Agreement will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") established by such Pooling and Servicing Agreement. The assets of each Trust Fund will consist primarily of a pool of fixed- or adjustable-rate, fully-amortizing property improvement and/or


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debt consolidation loans, and the related notes and mortgages (collectively, the "Mortgage Loans") having the original terms to maturity and interest rate types specified in the related Terms Agreement referred to hereinbelow. Certain of the Mortgage Loans may be partially insured by the Federal Housing Administration (the "FHA") of the United States Department of Housing and Urban Development ("HUD") pursuant to Title I of the National Housing Act of 1934, as amended ("Title I Mortgage Loans"). Unless otherwise specified in the related Prospectus Supplement and Pooling and Servicing Agreement, the Depositor, in its capacity as FHA Insurance Holder, will enter into an FHA claims administration agreement (each, an "FHA Claims Agreement") with the Servicer pursuant to which the Servicer will administer, process and submit claims (the Servicer in such capacity, the "FHA Claims Administrator") to the FHA in respect of Title I Mortgage Loans.

     If and to the extent specified in the related Pooling and Servicing Agreement, in addition to the Mortgage Loans conveyed to the Trustee on the Closing Date (such Mortgage Loans so conveyed to the Trustee at such time, the "Initial Mortgage Loans"), the Depositor shall be obligated to convey to the Trustee, from time to time during the period commencing after the Closing Date and ending at the expiration of the period specified in such Pooling and Servicing Agreement (each, a "Pre-Funding Period")(the date of any such conveyance, a "Subsequent Transfer Date"), additional Mortgage Loans (any such additional Mortgage Loans so conveyed to the Trustee through the Pre-Funding Period, the "Subsequent Mortgage Loans").

     The Certificates may have the benefit of one or more certificate insurance policies (each, a "Policy") issued by the Certificate Insurer pursuant to an indemnity and insurance agreement among the Depositor, the Trustee, the Servicer and the Certificate Insurer (the "Insurance Agreement"). If so specified in the related Terms Agreement, one or more elections may be made to treat the assets of each Trust Fund as a real estate mortgage investment conduit (each, a "REMIC") for federal income tax purposes.

     Underwritten offerings of Certificates may be made through you or through an underwriting syndicate managed by you. The Company proposes to sell one or more Series of the Certificates to you and to each of the other several underwriters, if any, participating in an underwriting syndicate managed by you.


     Whenever the Company determines to make an offering of Certificates
(each, a "Certificate Offering") pursuant to this Agreement through you, it will enter into an agreement (the "Terms Agreement") providing for the sale of specified Classes of Offered Certificates (as defined below) to, and the purchase and



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public offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the underwriters designated in any such Terms Agreement being referred to herein as "Underwriters," which term shall include you whether acting alone in the sale of any Offered Certificates of any series or as a member of an underwriting syndicate). Each such Certificate Offering which the Company elects to make pursuant to this Agreement shall be governed by this Agreement, as supplemented by the related Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each underwriter participating in the offering of such Offered Certificates. Each Terms Agreement, which shall be substantially in the form of Exhibit A hereto, shall specify, among other things, the Classes of Certificates to be purchased by the Underwriters (the "Offered
Certificates"), the principal balance or balances of the Offered
Certificates, each subject to any stated variance, the names of the Underwriters participating in such offering (subject to substitution as provided in Section 13 hereof) and the price or prices at which such Offered Certificates are to be purchased by the Underwriters from the Company.

          1.   REPRESENTATIONS AND WARRANTIES.   (a) The Company and FFI
represent and warrant to and agrees with the Underwriters, as of the date of the related Terms Agreement, that:

               (i)  The registration statement  specified in  the related
          Terms Agreement, on Form S-3, including a prospectus, has been filed with the Securities and Exchange Commission (the "Commission") for the registration under the Securities Act of 1933, as amended (the "Act"), of asset-backed certificates issuable in series, which registration statement has been declared effective by the Commission. Such registration statement, as amended to the date of the related Terms Agreement, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, is hereinafter called the "Registration Statement," and such prospectus, as such prospectus is supplemented by a prospectus supplement relating to the Offered Certificates of the related Series, each in the form first filed via EDGAR by a financial printer or another person designated by the Company (the "Financial Printer") after the date of the related Terms Agreement pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under



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          the Act which were filed under the Exchange Act on or before the date of such Prospectus Supplement (other than any such incorporated documents that relate to Collateral Term Sheets (as defined herein)) (such prospectus supplement, including such incorporated documents (other than those that relate to Collateral Term Sheets), in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) is hereinafter called the "Prospectus Supplement"), is hereinafter called the "Final Prospectus". Any preliminary prospectus, including any preliminary prospectus supplement which, as completed, is proposed to be used in connection with the sale of a Series of Offered Certificates and any prospectus filed with the Commission pursuant to Rule 424(a) of the Act is hereinafter referred to as a "Preliminary Prospectus. "Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Preliminary Prospectus, the Final Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement or the issue date of the Preliminary Prospectus, the Final Prospectus or Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference pursuant to
          Item 12 of Form S-3 under the Act.

               (ii) The related Registration Statement, at the time it became effective, and the prospectus contained therein, and any amendments thereof and supplements thereto filed prior to the date of the related Terms Agreement, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; on the date of the related Terms Agreement and on each Closing Date (as defined in Section 3 below), the related Registration Statement and the related Final Prospectus, and any amendments thereof and supplements thereto, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; such Registration Statement, at the time it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; such Final Prospectus, on the date of any filing pursuant to Rule 424(b) and on each Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not



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          misleading; and the Form 8-K relating to any Subsequent Mortgage
          Loans, on the date of any filing thereof, will not include any untrue statement of a material fact or omit to state any information which such Final Prospectus states will be included in such Form 8-K; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from (A) such Registration Statement or such Final Prospectus (or any supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for use in the preparation thereof or (B) any Current Report (as defined in Section 5(b) below), or in any amendment thereof or supplement thereto, incorporated by reference in such Registration Statement or such Final Prospectus (or any amendment thereof or supplement thereto).

               (iii) The Certificates of the related Series will conform to the description thereof contained in the related Final Prospectus;
          and will each on the related Closing Date be duly and validly authorized, and, when validly executed, countersigned, issued and delivered in accordance with the related Pooling and Servicing Agreement and sold to you as provided herein and in the related Terms Agreement, will each be validly issued and outstanding and entitled to the benefits of the related Pooling and Servicing Agreement and, if applicable, the related Policy.

               (iv) Neither the issuance nor sale of the Certificates of the related Series nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof or of the related Terms Agreement, will conflict with any statute, order or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or with any organizational document of the Company or any instrument or any agreement under which the Company is bound or to which it is a party.

               (v) This Agreement and the related Terms Agreement have been duly authorized, executed and delivered by the Company.

               (vi) At or prior to the related Closing Date, the Company will have entered into the related Pooling and Servicing Agreement, any related FHA Claims Agreement and any related Insurance Agreement and,



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          assuming the due authorization, execution and delivery thereof by the other parties thereto, such Pooling and Servicing Agreement, such FHA Claims Agreement and such Insurance Agreement (on such Closing Date) will constitute the valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability, to bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights and to general principles of equity (regardless of whether the enforceability of such Pooling and Servicing Agreement, such FHA Claims Agreement or such Insurance Agreement is considered in a proceeding in equity or at law).

               (vii) The Depositor and the Transferor are each approved by the FHA as a lender under the Title I program and each holds a valid contract of insurance or approval for insurance under the Title I program; the Depositor as FHA Insurance Holder, will have received prior to each Closing Date or Subsequent Transfer Date, as the case may be, all material consents, authorizations, orders and approvals from governmental authorities, agencies or bodies and all other material actions will have been taken prior to such Closing Date or Subsequent Transfer Date, which are necessary to permit the Depositor, as FHA Insurance Holder, to obtain the benefit of the FHA Insurance in respect of the related Title I Mortgage Loan as described in the related Final Prospectus and will have completed prior to each Closing Date or Subsequent Transfer Date, as the case may be, all material actions of the Transferor and the Depositor that are necessary to duly and validly effect the transfer of the FHA Insurance applicable to the Title I Mortgage Loans into the FHA contract of insurance coverage reserve account of the Depositor, as FHA Insurance Holder.

               (viii) If applicable, the related Policy, when delivered, will constitute the legal, valid and bind obligation of the Certificate Insurer, enforceable in accordance with its terms.

               (ix) Any funds or accounts established from time to time with respect to a Series of Certificates in accordance with the related Pooling and Servicing Agreement will have been properly funded at the Closing Date by the deposit by the Depositor of the requisite cash therein, in the manner specified by the Pooling and Servicing Agreement.

               (x) The related Trust Fund will either own, or have a valid and perfected first priority



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          security interest in, on the Closing Date, and at any Subsequent
          Transfer Date, the Mortgage Loans and any funds or accounts to be deposited or established with the Trustee for the benefit and security of the holders of the related Certificates (and in any cash deposited therein), free and clear of any lien, mortgage, pledge, charge, security interest, adverse claim or other encumbrance.

               (xi) Neither the Depositor, the Transferor, the Trust Fund nor any funds or accounts established thereunder is an "investment company" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) or is under the "control" (as such term is defined in the 1940 Act) of an "investment company" that is registered or required to be registered under, or is otherwise subject to the provisions of, the 1940 Act.

          2. PURCHASE AND SALE. Subject to the execution of the Terms Agreement for a particular Certificate Offering and subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Agreement and such Terms Agreement, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the respective original principal amounts of the related Offered Certificates set forth in the related Terms Agreement opposite the name of such Underwriter, plus any additional original principal amount of Offered Certificates which such Underwriter may be obligated to purchase pursuant to Section 13 hereof, at the purchase price therefor set forth in such Terms Agreement (the "Purchase Price").

          The parties hereto agree that settlement for all securities sold pursuant to this Agreement shall take place on the terms set forth herein and not as set forth in Rule 15c6-1(a) under the Exchange Act.

          3. DELIVERY AND PAYMENT. Delivery of and payment for the Offered Certificates of a Series shall be made at the specified offices of Andrews & Kurth L.L.P., at 10:00 a.m. New York City time, on the Closing Date specified in the related Terms Agreement, which date and time may be postponed by agreement between the Underwriters and the Company (such date and time being herein called the "Closing Date"). Delivery of such Offered Certificates shall be made to the Underwriters against payment by the Underwriters of the Purchase Price thereof to or upon the order of the Company by wire transfer in federal or other immediately available funds. Unless delivery is made through the facilities of The Depository Trust Company, the Offered Certificates shall be registered in such names and in



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such authorized denominations as the Underwriters may request not less than two full business days in advance of each Closing Date.

          The Company agrees to notify the Underwriters at least two business days before each Closing Date of the exact principal balance evidenced by the Offered Certificates and to have such Offered Certificates available for inspection, checking and packaging in New York, New York, no later than 12:00 noon on the business day prior to such Closing Date.

          4. OFFERING BY THE UNDERWRITERS. It is understood that the Underwriters propose to offer the Offered Certificates of the related Series for sale to the public as set forth in the related Final Prospectus.

          5. AGREEMENTS. The Company and FFI agree with the Underwriters that:

               (a) The Company will cause the each of the Preliminary Prospectus and the Final Prospectus as supplemented by a Prospectus Supplement relating to the Offered Certificates to be filed pursuant to Rule 424 under the Act and will promptly advise the Underwriters when such Preliminary Prospectus and such Final Prospectus as so supplemented has been so filed, and prior to the termination of the Certificate Offering to which such Preliminary Prospectus and Final Prospectus relates also will promptly advise the Underwriters (i) when any amendment to the related Registration Statement specifically relating to such Offered Certificates shall have become effective or any further supplement to such Preliminary Prospectus or such Final Prospectus has been filed, (ii) of any request by the Commission for any amendment of such Registration Statement, Preliminary Prospectus or Final Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification of such Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment of the related Registration Statement or supplement to the related Preliminary Prospectus or Final Prospectus (other than any amendment or supplement specifically relating to one or more Series of pass-through certificates other than the Series that includes the related Offered Certificates) unless (i) the Company has given reasonable notice of its intention to file any such amendment or supplement, (ii) the Company has furnished the Underwriters with a copy for their review within a reasonable time prior to filing, and (iii) the

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     Underwriters do not reasonably object to the filing of such  amendment or supplement. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) The Company will cause any Computational Materials and any Structural Term Sheets (each as defined in Section 8 below) with respect to the Offered Certificates of a Series that are delivered by an Underwriter to the Company pursuant to Section 8 to be filed with the Commission on a Current Report on Form 8-K (a "Current Report") pursuant to Rule 13a-11 under the Exchange Act in accordance with
     Section 10 on the business day immediately following the date on which the related Terms Agreement is executed and delivered. The Company will cause any Collateral Term Sheet (as defined in Section 9 below) with respect to the Offered Certificates of a Series that is delivered by the Underwriters to the Company in accordance with the provisions of
     Section 9 to be filed with the Commission on a Current Report pursuant to Rule 13a-11 under the Exchange Act in accordance with Section 10 on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriters prior to 10:30 a.m. In addition, if at any time prior to the availability of the related Prospectus Supplement, the Underwriters have delivered to any prospective investor a subsequent Collateral Term
     Sheet that reflects, in the reasonable judgment of the Underwriters and the Company, a material change in the characteristics of the Mortgage Loans for the related Series from those on which a Collateral Term Sheet with respect to the related Series previously filed with the Commission was based, the Company will cause any such Collateral Term Sheet that is delivered by the Underwriters to the Company in accordance with the provisions of Section 9 hereof to be filed with the Commission on a Current Report in accordance with Section 10. Each such Current Report shall be incorporated by reference in the related Final Prospectus and the related Registration Statement.

               (c) If, at any time when a prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, any event occurs as a result of which the related Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary at any time to amend or supplement the related Final Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare and file with

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     the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance; PROVIDED, HOWEVER, that the Company will not be required to file any such amendment or supplement with respect to any Computational Materials, Structural Term Sheets or Collateral Term Sheets incorporated by reference in the Final
     Prospectus other than any amendments or supplements of such Computational Materials or Structural Term Sheets that are furnished to the Company by the Underwriters pursuant to Section 8(e) hereof or any amendments or supplements of such Collateral Term Sheets that are furnished to the Company by the Underwriters pursuant to Section 9(d) hereof which are required to be filed in accordance therewith.

               (d) The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, and, so long as delivery of a prospectus by the Underwriters or a dealer may be required by the Act, as many copies of the related Preliminary Prospectus and the related Final Prospectus and any supplements thereto (other than exhibits to the related Current Report) as the Underwriters may reasonably request.

               (e) The Company will furnish such information, execute such instruments and take such actions as may be reasonably requested by the Underwriters to qualify the Offered Certificates of a Series for sale under the laws of such jurisdictions as the Underwriters may designate, to maintain such qualifications in effect so long as required for the distribution of such Offered Certificates and to determine the legality of such Offered Certificates for purchase by investors; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business in any jurisdiction where it is not qualified on the date of the related Terms Agreement or to take any action which would subject it to general or unlimited service of process or corporate or franchise taxation as a foreign corporation in any jurisdiction in which it is not, on the date of the related Terms Agreement, subject to such service of process.

               (f) So long as the Offered Certificates of a Series are outstanding, the Company will furnish to the Underwriters copies of the annual independent public accountants' servicing report furnished to the Trustee pursuant to the related Pooling and Servicing Agreement.

               (g) Whether or not the transactions contemplated hereby and by the related Terms Agreement shall be consummated, the Company shall be responsible for the payment of any costs and expenses for which details are

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     submitted, in connection with the performance of its obligations under this Agreement and the related Terms Agreement, including, without limitation, (a) the cost and expenses of printing or otherwise reproducing the related Registration Statement, the related Preliminary Prospectus, the related Final Prospectus, this Agreement, the related Terms Agreement, the related Pooling and Servicing Agreement and the Offered Certificates, and (b) the cost of delivering the related Offered Certificates to the office of the Underwriters, insured to the satisfaction of the Underwriters, (c) the fees and disbursements of the Depositor's and the Servicer's counsel and accountants, (d) the qualification of the Certificates under state securities or blue sky laws, including filing fees and the fees and disbursements of counsel for you in connection therewith and in connection with the preparation of any blue sky survey and legal investment survey, (e) the printing, word processing and duplicating expenses and supervision related to preparation of and delivery to the Underwriter of copies of any document contemplated hereunder and any blue sky survey and legal investment survey, (f) the fees of rating agencies, (g) the fees and expenses, if any, incurred in connection with the listing of the Offered Certificates on any national securities exchange, (h) the fees, if any, of the National Association of Securities Dealers, Inc., and the fees and expenses of counsel for you in connection with any required written submission to or appearance before such entity, (i) the fees and expenses of the Trustee, any custodian, the backup servicer and the Certificate Insurer, and their respective counsel, (j) the fees and expenses of your counsel up to $25,000 per Certificate Offering, and (k) any such other related expenses not specified above.

           6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Offered Certificates of any Series shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained in this Agreement, as supplemented by the related Terms Agreement, as of the respective dates thereof and the related Closing Date, to the accuracy of the statements of the Company made in any applicable officers' certificates pursuant to the provisions hereof, to the performance by the Company of its obligations under this Agreement and such Terms Agreement and to the following additional conditions applicable to the related Certificate
Offering:

               (a) No stop order suspending the effectiveness of the related Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.


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               (b) Andrews & Kurth, counsel for the Company, shall have
     furnished to the Underwriters an opinion, dated the related Closing Date, to the effect that:

                         (i) this Agreement and the related Terms Agreement have been duly executed and delivered by the Company;

                         (ii) each of the related Pooling and Servicing Agreement, any FHA Claims Agreement and any related Insurance Agreement have been duly executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms;

                         (iii) the Offered Certificates, when duly executed and countersigned by the Trustee in accordance with the related Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of such Pooling and Servicing Agreement;

                         (iv) the related Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the trust created thereunder is not required to be registered under the 1940 Act;

                         (v) such counsel confirms that the related
          Registration Statement is effective under the Act and, to the best of such counsel's knowledge, no stop order with respect thereto has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission under the Act; such Registration Statement (except the financial statements and schedules and other financial and statistical data included therein and the documents incorporated by reference therein), at the time it became effective and the related Final Prospectus (except the financial statements and schedules and the other financial and statistical data included therein, the documents incorporated by reference therein and the information included in the first sentence of the last paragraph on the cover page, the information under the heading "Underwriting" therein insofar as such information relates to the offer and sale of the Certificates by the Underwriters, as of the date of the Prospectus Supplement, conformed in all material respects to the requirements of the Act and the rules and regulations thereunder; and no information has come to the attention of such counsel that causes it to believe that (A) such Registration Statement (except the financial statements and schedules and the other


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


          financial and statistical data included therein and the documents incorporated by reference therein) at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) such Final Prospectus or any amendment or supplement thereto (except the financial statements and schedules and the other financial and statistical data included therein, the documents incorporated by reference therein and the information included in the first sentence of the last paragraph on the cover page, the information under the heading "Underwriting" therein insofar as such information relates to the offer and sale of the Certificates by the Underwriters), as of the date of the Prospectus Supplement or at the related Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                         (vi) the statements set forth under the heading "Description of the Certificates" in the related Final Prospectus, insofar as such statements purport to summarize certain provisions of the related Pooling and Servicing Agreement and the related Offered Certificates, provide a fair summary of such provisions;

                         (vii) the statements set forth in the related Final Prospectus under the headings "Certain Legal Aspects of the Mortgage Assets", "Certain Federal Income Tax Consequences" (insofar as they relate specifically to the purchase, ownership and disposition of the related Offered Certificates) and "ERISA Considerations" (insofar as they relate specifically to the purchase, ownership and disposition of such Offered Certificates), to the extent that they constitute matters of law or legal conclusions, provide a fair summary of such law or conclusions;

                         (viii) such HUD/FHA regulatory matters as reasonably required by the Underwriters; and

                         (ix) assuming compliance with all provisions of the related Pooling and Servicing Agreement, for federal income tax purposes, (A) if any election is made to treat the assets of the Trust Fund (other than assets excluded from a REMIC, as described in the Final Prospectus) as one or more REMICs: the related Trust Fund (other than any such excluded assets) will qualify as one or more REMICs pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), each Class of Certificates of the related Series, other than the related Residual Class or Classes, will constitute a class of "regular interests" in a related REMIC within the meaning of the Code, and each Class of such Certificates specified in the related Final Prospectus as a Class of Residual Certificates will constitute the "residual interest" in a related REMIC within the meaning of the Code; (B) if no such REMIC election is made: the Trust Fund will be treated as a "grantor trust".

     Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by, officers of the parties to this Agreement, the related Terms Agreement, the related Pooling and Servicing Agreement or any related Insurance Agreement. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company. Such opinion may be qualified, insofar as it concerns the enforceability of the documents referred to therein, to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). Such opinion may be further qualified as expressing no opinion as to (x) the statements in the related Final Prospectus under the heading "Certain Legal Aspects of the Mortgage Assets" except insofar as such statements relate to the laws of the State of Texas and the laws of the United States, and (y) the statements in such Final Prospectus under the headings "ERISA Considerations" and "Certain Federal Income Tax Consequences" except insofar as such statements relate to the laws of the United States.

               (c) Ronald M. Mankoff, as General Counsel for the Company and FFI, shall have furnished to the Underwriters an opinion, dated the related Closing Date, to the effect that:

                         (i) Each of the Company and FFI have been duly incorporated and each is validly existing as a corporation in good standing in the jurisdiction of its organization with corporate power to own its properties, to conduct its business as described in the related Final Prospectus and to enter into and perform its obligations under this Agreement, the related Terms Agreement, the related Pooling and Servicing Agreement, the related Insurance Agreement and the Certificates of the related Series;

                    (ii) The Company has full power and authority to deposit the related Mortgage Loans as contemplated herein and in the related Pooling and Servicing Agreement and FFI has full power and authority to transfer and service the related Mortgage Loans as contemplated in the related loan sale agreement and the related Pooling and Servicing Agreement;

                    (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by (a) the Company of the transactions contemplated herein and in the related Pooling and Servicing Agreement (b) by FFI of the transactions contemplated in the related loan sale agreement and the Pooling and Servicing Agreement, except such as may be required under the blue sky laws of any jurisdiction and such other approvals as have been obtained;

                   (iv) Neither the issuance of the Certificates of the related Series nor delivery of the related Offered Certificates, nor the consummation of any other of the transactions contemplated in this Agreement, the related Terms Agreement, the related Pooling and Servicing Agreement or the related Insurance Agreement, nor the fulfillment of the terms of the related Certificates, the related Pooling and Servicing Agreement, this Agreement, the related Terms Agreement or the related Insurance Agreement will conflict with or violate any term or provision of the articles of incorporation or by-laws of the Company or FFI, as applicable or any statute, order or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or FFI and will not conflict with, result in a breach or violation or the acceleration of or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel to which the Company or FFI is a party or by which it is bound; and

                    (v) There are no actions, proceedings or investigations pending or, to the best knowledge of such counsel, threatened before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the related Terms Agreement, the related Pooling and Servicing Agreement, the related Insurance Agreement or the related Certificates, (ii) seeking to prevent the issuance of the Certificates of the related Series or the consummation by the Company or FFI, as applicable, of any of the transactions contemplated by this Agreement, such Terms Agreement, such Pooling and Servicing Agreement or such Insurance Agreement, or (iii) which might materially and adversely affect the performance by the Company or FFI, as applicable, of its obligations under, or the validity or enforceability of, this Agreement, such Terms Agreement, such Pooling and Servicing Agreement, such Insurance Agreement or the related Certificates.

     In rendering his opinion such counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Company, FFI or public officials.

              (d) The Underwriters shall have received from Brown & Wood, counsel for the Underwriters, such opinion or opinions, dated the related Closing Date, with respect to the issuance and sale of the Certificates of the related Series, the related Registration Statement, the related Final Prospectus and such other related matters in form and substance that is customary and reasonably acceptable to the Underwriters, and the Company shall have furnished to such counsel such documents as the Underwriters may reasonably request for the purpose of enabling them to pass upon such matters.

               (e) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the President or any Vice President dated the related Closing Date, to the effect that the signers of such certificate have carefully examined the related Registration Statement (excluding any Current Reports and any other documents incorporated by reference therein), the related Final Prospectus, the Form 8-K relating to the Subsequent Mortgage Loans, this Agreement and the related Terms Agreement and that:

                    (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the related Closing Date with the same effect as if made on such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                    (ii) no stop order suspending the effectiveness of such Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, threatened; and

                    (iii) nothing has come to their attention that would lead them to believe that such Registration Statement (excluding any Current Report) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, that the related Final Prospectus (excluding the related Current Report) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Form 8-K relating to the Subsequent Mortgage Loans includes any untrue statement of a material fact or omits to state any information which the Final Prospectus states will be included in such Form 8-K.

               (f) Counsel for the Trustee shall have furnished to the Underwriters an opinion, dated the related Closing Date, in form and substance that is customary and reasonably acceptable to the Underwriters regarding to certain matters relating to the Trustee.

          In addition, such counsel shall furnish to the Underwriters such opinions as to the treatment of the Trust Fund for purposes of state tax law where the Trustee maintains possession of the assets of the Trust Fund as are customary and reasonably satisfactory to the Underwriters.

               (g) Ernst & Young LLP shall have furnished to the Underwriters one or more letters in form and substance that is customary and reasonably satisfactory to the Underwriters, to the effect that they have performed certain specified procedures requested by the Underwriters with respect to certain information relating to the Offered Certificates and certain matters relating to the Company and the Servicer.

               (h) The Policy relating to the Offered Certificates of the related Series, if any, shall have been duly executed and issued prior to the Closing Date, in form and substance that is customary and reasonably satisfactory to the Underwriters, and shall conform in all respects to the description thereof in the Prospectus.

               (i) If applicable, counsel for the Certificate Insurer shall have furnished to the Underwriters an opinion, dated the related Closing Date, in form and substance that is customary and reasonably acceptable to the Underwriters regarding to certain matters relating to the Certificate Insurer.

          In rendering his opinion such counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Certificate Insurer or public officials.

               (j) The Trustee shall have received from the Depositor all funds required to be delivered by the Depositor to be deposited in any account required to be established in accordance with the related Pooling and Servicing Agreement.

               (k) If applicable, the Servicer, as FHA Claims Administrator, and the Depositor, as FHA Insurance Holder, shall have executed and delivered the FHA Claims Agreement in form and substance reasonably acceptable to the Underwriters.

               (l) The Offered Certificates of the related Series shall have received the ratings specified in the related Terms Agreement (the "Required Ratings").

               (m) On or prior to the Closing Date, there has been no downgrading, nor has any notice been given of (i) any intended or possible downgrading or (ii) any review or possible changes in rating the direction of which has not been indicated, in the rating accorded and originally requested by the Company relating to any previously issued asset-backed securities of the Company by any "nationally recognized statistical rating organization" (as such terms is defined for purposes of the Exchange Act).

               (n) On or prior to the Closing Date, there has been no downgrading, not has any notice been given of (i) any intended or possible downgrading or (ii) any review or possible changes in rating the direction of which has not been indicated, in the rating accorded the Certificate Insurer's claims paying ability by any "nationally recognized statistical rating organization" (as such terms is defined for purposes of the Exchange Act).

               (o) Subsequent to the date of the related Terms Agreement, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of (i) the Company, its parent company or any of its subsidiaries, (ii) the Transferor or (iii) the Certificate Insurer which the Underwriters conclude in their reasonable judgment, after consultation with the Company, materially impairs the investment quality of the Offered Certificates of the related Series so as to make it impractical or inadvisable to proceed with the public offering or the delivery of such Offered Certificates as contemplated by the related Final Prospectus.

               (p) Prior to the related Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects with respect to the particular Offered Certificates of a Series when and as provided in this Agreement and the related Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement and the related Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and their counsel, this Agreement (with respect to the related Offered Certificates) and the related Terms Agreement and all obligations of the Underwriters hereunder (with respect to the related Offered Certificates) and thereunder may be canceled at, or at any time prior to, the related Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

     7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company and FFI jointly and severally, agree to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement relating to the Offered Certificates of the applicable Series as it became effective or in any amendment or supplement thereof, or in such Registration Statement, in the related Preliminary Prospectus or the related Final Prospectus, or in any amendment thereof, or in the Form 8-K referred to in such Final Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company and FFI will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein (A) in reliance upon and in conformity with written information furnished to the Company as herein stated by or on behalf of any Underwriter through you specifically for use in connection with the preparation thereof or (B) in any

Computational Materials or ABS Term Sheets furnished to prospective investors by the Underwriters or any Current Report or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom results directly from an error (a "Mortgage Pool Error") in the information concerning the characteristics of the Mortgage Loans furnished by the Company to any Underwriter in writing or by electronic transmission that was used in the preparation of either (x) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) included in such Current Report (or amendment or supplement thereof) or (y) any written or electronic materials furnished to prospective investors on which the Computational Materials (or amendments or supplements) were based.

          (b) Each Underwriter agrees, severally, and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement relating to the Offered Certificates of the applicable Series, and each person who controls the Company within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnities from the Company to each Underwriter, but only with reference to (A) written information furnished to the Company by or on behalf of such Underwriter through you specifically for use in the preparation of the documents referred to in the foregoing indemnity with respect to the related Series, or (B) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) delivered to prospective investors by such Underwriter, including any Computational Materials or ABS Term Sheets that are furnished to the Company by such Underwriter pursuant to
Section 8 and incorporated by reference in such Registration Statement, the related Preliminary Prospectus or the related Final Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Mortgage Pool Error, other than a Corrected Mortgage Pool Error).

          (c) Promptly after receipt by an indemnified party under Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify such indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent that they may elect by written notice delivered to an indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both an indemnified party and an indemnifying party and such indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to an indemnifying party, such indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from an indemnifying party or parties to such indemnified party of their election so to assume the defense of such action and approval by such indemnified party of counsel, such indemnifying party or parties will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) such indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party or parties shall not be liable for the expenses of more than one separate counsel approved by the indemnified party or parties in the case of subparagraph (a) or (b), representing the indemnified parties under subparagraph (a) or (b), who are parties to such action), (ii) the indemnifying party or parties shall not have employed counsel satisfactory to the indemnified party or parties to represent such indemnified party or parties within a reasonable time after notice of commencement of the action or (iii) the indemnifying party or parties have authorized the employment of counsel for an indemnified party at the expense of the indemnifying parties; and except that, if clause (i) or
(iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          (d) If the indemnification provided for in paragraph (a) or (b) of this Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company, FFI or any Underwriter, on grounds of policy or otherwise, or if an indemnified party failed to give notice under paragraph (c) of this Section 7 in respect of a claim otherwise subject to indemnification in accordance with paragraph (a) or (b) of this
Section 7, the Company, FFI and each Underwriter shall contribute to the aggregate losses, claims, damages and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending same) to which the Company, FFI and such Underwriter may be subject in such proportion so that such Underwriter is responsible for that portion represented by the difference between the portion of the proceeds to the Company in respect of the Offered Certificates underwritten by such Underwriter for the related Series and the portion of the total proceeds received by such Underwriter from the sale of such Offered Certificates (the "Underwriting Discount"), and the Company and FFI are responsible for the balance; PROVIDED, HOWEVER, that in no case shall any such Underwriter be responsible under this subparagraph for any amount in excess of such Underwriting Discount applicable to the Offered Certificates purchased by such Underwriter pursuant to this Agreement and the related Terms Agreement. Notwithstanding anything to the contrary in this
Section 7(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls any Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the immediately preceding sentence of this paragraph
(d).

          8. COMPUTATIONAL MATERIALS AND STRUCTURAL TERM SHEETS. (a) In accordance with Section 10, the Underwriters shall deliver to the Company one complete copy of all materials provided by the Underwriters to prospective investors in such Offered Certificates which constitute (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") and the filing of such material is a condition of the relief granted in such letter (such materials being the "Computational Materials"), and (ii) "Structural Term Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter") and the filing of such material is a condition of the relief granted in such letter (such materials being the "Structural Term Sheets"). Each delivery of Computational Materials and Structural Term Sheets to the Company pursuant to this paragraph (a) shall be effected in accordance with Section 10.

          (b) Each Underwriter represents and warrants to and agrees with the Company, as of the date of the related Terms Agreement and as of the Closing Date, that:

                    (i) the Computational Materials furnished to the Company by such Underwriter pursuant to Section 8(a) constitute (either in original, aggregated or consolidated form) all of the materials furnished to prospective investors by such Underwriter prior to the time of delivery thereof to the Company that are required to be filed with the Commission with respect to the related Offered Certificates in accordance with the Kidder Letters, and such Computational Materials comply with the requirements of the Kidder Letters;

                    (ii) the Structural Term Sheets furnished to the Company by such Underwriter pursuant to Section 8(a) constitute all of the materials furnished to prospective investors by such Underwriter prior to the time of delivery thereof to the Company that are required to be filed with the Commission as "Structural Term Sheets" with respect to the related Offered Certificates in accordance with the PSA Letter, and such Structural Term Sheets comply with the requirements of the PSA Letter; and

                    (iii) on the date any such Computational Materials or Structural Term Sheets with respect to such Offered Certificates (or any written or electronic materials furnished to prospective investors on which the Computational Materials are based) were last furnished to each prospective investor by such Underwriter and on the date of delivery thereof to the Company pursuant to Section 8(a) and on the related Closing Date, such Computational Materials (or such other materials) or Structural Term Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the Final Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Notwithstanding the foregoing, each Underwriter makes no representation or warranty as to whether any Computational Materials or Structural Term Sheets (or any written or electronic materials on which the Computational Materials are based) included or will include any untrue statement resulting directly from any Mortgage Pool Error.

          (c) If, at any time when a prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Final Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or Structural Term Sheets provided by any Underwriter pursuant to this Section 8 or the omission to state therein a material fact required, when considered in conjunction with the related Final Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Final Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Computational Materials or Structural Term Sheets to comply with the Act or the rules thereunder, such Underwriter promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Each Underwriter represents and warrants to the Company, as of the date of delivery by it of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the related Final Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, each such Underwriter makes no representation or warranty as to whether any such amendment or supplement will include any untrue statement resulting directly from any Mortgage Pool Error.

          9. COLLATERAL TERM SHEETS. (a) Prior to the delivery of any "Collateral Term Sheet" within the meaning of the PSA Letter, the filing of which material is a condition of the relief granted in such letter (such material being the "Collateral Term Sheets"), to a prospective investor in the Offered Certificates, the Underwriters shall notify the Company and its counsel by telephone of their intention to deliver such materials and the approximate date on which the first such delivery of such materials is expected to occur. Not later than 10:30 a.m., New York time, on the business day immediately following the date on which any Collateral Term Sheet was first delivered to a prospective investor in the Offered Certificates, the Underwriters shall deliver to the Company one complete copy of all materials provided by the Underwriters to prospective investors in such Offered Certificates which constitute "Collateral Term Sheets." Each delivery of a Collateral Term Sheet to the Company pursuant to this paragraph (a) shall be effected in accordance with Section 10. (Collateral Term Sheets and Structural Term Sheets are, together, referred to herein as "ABS Term Sheets.") At the time of each such delivery, the Underwriter making such delivery shall indicate in writing that the materials being delivered constitute Collateral Term Sheets, and, if there has been any prior such delivery with respect to the related Series, shall indicate whether such materials differ in any material respect from any Collateral Term Sheets previously delivered to the Company with respect to such Series pursuant to this Section 9(a) as a result of the occurrence of a material change in the characteristics of the related Mortgage Loans.

          (b) Each Underwriter represents and warrants to and agrees with the Company as of the date of the related Terms Agreement and as of the Closing Date, that:

                    (i) The Collateral Term Sheets furnished to the Company by such Underwriter pursuant to Section 9(a) constitute all of the materials furnished to prospective investors by such Underwriter prior to time of delivery thereof to the Company that are required to be filed with the Commission as "Collateral Term Sheets" with respect to the related Offered Certificates in accordance with the PSA Letter, and such Collateral Term Sheets comply with the requirements of the PSA Letter; and

                    (ii) On the date any such Collateral Term Sheets with respect to such Offered Certificates were last furnished to each prospective investor by such Underwriter and on the date of delivery thereof to the Company pursuant to Section 9(a) and on the related Closing Date, such Collateral Term Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the Final Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Notwithstanding the foregoing, each Underwriter makes no representation or warranty as to whether any Collateral Term Sheet included or will include any untrue statement or material omission resulting directly from any Mortgage Pool Error.

          (c) If, at any time when a prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Final Prospectus as a result of an untrue statement of a material fact contained in any Collateral Term Sheets provided by any Underwriter pursuant to this Section 9 or the omission to state therein a material fact required, when considered in conjunction with the related Final Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Final Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Collateral Term Sheets to comply with the Act or the rules thereunder, such Underwriter promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Each Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the related Final Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, each such Underwriter makes no representation or warranty as to whether any such amendment or supplement will include any untrue statement resulting directly from any Mortgage Pool Error.

          10. DELIVERY AND FILING OF CURRENT REPORTS, COLLATERAL TERM SHEETS, STRUCTURAL TERM SHEETS.

          (a) Any Current Report, Collateral Term Sheet or Structural Term Sheet that is required to be delivered by the Underwriter to the Company hereunder shall be effected by the delivery of four copies to counsel for the Company and one copy in computer readable format to the Financial Printer on or prior to 10:30 a.m. on the date so specified herein.

          (b) The Company shall cause the Financial Printer to file with the Commission any such Current Report, Collateral Term Sheet or Structural Term Sheet within one business day immediately following the delivery thereof pursuant to the preceding subsection. The Company shall use its best efforts to cause any such Current Report, Collateral Term Sheet or Structural Term Sheet to be so filed prior to 2:00 p.m., New York time, on such business day and will promptly advise the Underwriters of such filing.

          11. TERMINATION. This Agreement (with respect to a particular Certificate Offering) and the related Terms Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company prior to delivery of and payment for the related Offered Certificates, if prior to the related Closing Date (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or
(iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriters, impracticable to market such Offered Certificates.

          12.  REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY.    The
agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement and the related Terms Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company or any of the officers, directors of controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the related Offered Certificates. The provisions of Section 7 hereof shall survive the termination or cancellation of this Agreement and the related Terms Agreement.

     13. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail on the Closing Date to purchase the Offered Certificates which it or they are obligated to purchase hereunder and under the applicable Terms Agreement (the "Defaulted Certificates"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Certificates in such amounts as may be agreed upon and upon the terms herein set forth and under the applicable Terms Agreement. If, however, you have not completed such arrangements within such 24-hour period, then:

          (a) if the aggregate original Certificate Principal Balance of Defaulted Certificates does not exceed 10% of the aggregate original Certificate Principal Balance of the Offered Certificates to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations thereunder bear to the underwriting obligations of all non-defaulting Underwriters; and

          (b) if the aggregate original Certificate Principal Balance of Defaulted Certificates exceeds 10% of the aggregate original Certificate Principal Balance of the Offered Certificates to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without any liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 13 and nothing in this Agreement shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or such applicable Terms Agreement, either you or the Company shall have the right to postpone the Closing Date for a period of time not exceeding seven days in order to effect any required changes in the Registration Statement or in any other documents or arrangements.

     14. GUARANTOR. RAC Financial Group, Inc., the parent of the Company and FFI, ("RAC") shall guarantee any obligation or liability of the Company or FFI pursuant to Section 7 hereof. RAC's acceptance of its guarantee obligation is acknowledged by the execution of the signature page of this Agreement by an authorized signatory of RAC.

          15. SUCCESSORS. This Agreement and the related Terms Agreement will inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder or thereunder. No purchaser of any Offered Certificate from the Underwriters shall be deemed a successor or assign by reason of such purchase.

          16. APPLICABLE LAW. THIS AGREEMENT AND THE RELATED TERMS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

          17. MISCELLANEOUS. This Agreement, as supplemented by the related Terms Agreement, supersedes all prior and contemporaneous agreements and understandings relating to the subject matter hereof. This Agreement and the related Terms Agreement or any term of each may not be changed, waived, discharged or terminated except by an affirmative written agreement made by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement and the related Terms Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof or thereof.

          16. NOTICES. All communications by one party hereunder to all other parties hereunder will be in writing and effective only on receipt by such other parties, and will be delivered as follows: (A) to the Underwriters at the addresses first above written; (B) to the Company at 3773 Howard Hughes Parkway, Suite 300N, Las Vegas, Nevada 89109, Attention: Michael Orendorf; and (C) to
FFI at FIRSTPLUS FINANCIAL, INC., 1250 Mockingbird Lane, Dallas, Texas 75247-4902, Attention: Mr. Chris Gramlich.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Underwriters.

                                       Very truly yours,

                                       FIRSTPLUS INVESTMENT CORPORATION



                                       By: /s/ Christopher J. Gramlich
                                           -----------------------------------
                                           Christopher J. Gramlich
                                           Senior Vice President


                                       FIRSTPLUS FINANCIAL INC.



                                       By: /s/ Christopher J. Gramlich
                                           -----------------------------------
                                           Christopher J. Gramlich
                                           Senior Vice President

                                       ACKNOWLEDGED BY:

                                       RAC FINANCIAL GROUP, INC.



                                       By: Christopher J. Gramlich
                                           -----------------------------------
                                           Christopher J. Gramlich
                                           Senior Vice President


The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.

BANC ONE CAPITAL CORPORATION



By:  /s/ Daniel J. Jessee
     -------------------------------
     Daniel J. Jessee
     Vice Chairman

BEAR, STEARNS & CO. INC.



By:  /s/ Matthew Perkins
     -------------------------------
     Matthew Perkins
     Associate Director

                                                                       EXHIBIT A



                        FIRSTPLUS HOME LOAN TRUST ___ - __

                            ASSET-BACKED CERTIFICATES


                                 TERMS AGREEMENT
                           (to Underwriting Agreement,
                               dated June 14, 1996
                  among the Company, FFI and the Underwriters)


FIRSTPLUS INVESTMENT CORPORATION                                   June 14, 1996
1250 Mockingbird Lane
Dallas, Texas 75247-4902

FIRSTPLUS FINANCIAL INC.
1250 Mockingbird Lane
Dallas, Texas 75247-4902

          Each of Bear, Stearns & Co. Inc. ("Bear, Stearns") and Banc One Capital Corporation ("Banc One Capital," each an "Underwriter" and collectively the "Underwriters") agrees, severally and not jointly, subject to the terms and provisions herein and of the captioned Underwriting Agreement (the "Underwriting Agreement"), to purchase such Classes of Series ___-__ Certificates specified opposite its name in Section 2(a) hereof (the "Offered Certificates"). This letter supplements and modifies the Underwriting Agreement solely as it relates to the purchase and sale of the Offered Certificates described below. The Series ___-__ Certificates are registered with the Securities and Exchange Commission by means of an effective Registration Statement (No.___). Capitalized terms used and not defined herein have the meanings given them in the Underwriting Agreement.

          Section 1. THE MORTGAGE POOL: The Series ___-__ Certificates shall evidence the entire beneficial ownership interest in a mortgage pool (the "Mortgage Pool") of mortgage loans (the "Mortgage Loans") having the characteristics described in the Prospectus Supplement dated the date hereof.

          Section 2. THE CERTIFICATES: The Offered Certificates shall be issued as follows:

             (a) CLASSES: The Offered Certificates shall be issued with the following Class designations, interest rates and principal balances, subject in the aggregate to the variance referred to in the Final
     Prospectus:

                       Principal           Interest          Class Purchase
     Class              Balance              Rate           Price Percentage
     -----             ---------           --------         ----------------





     Each of the Underwriters agrees, severally and not jointly, subject to the terms and provisions herein and of the captioned Underwriting Agreement, to purchase the principal balances of the Classes of Series ____ - ____ Certificates specified opposite its name below.

    CLASS                 BEAR, STEARNS               BANC ONE CAPITAL
    -----                ---------------             ------------------




          (b) The Offered Certificates shall have such other characteristics as described in the related Final Prospectus.

          Section 3. PURCHASE PRICE: The Purchase Price for each Class of the Offered Certificates shall be the Class Purchase Price Percentage therefor (as set forth in Section 2(a) above) of the initial Class Certificates Principal Balance thereof plus accrued interest at the applicable interest rate per annum of each such Class from and including the Cut-off Date up to, but not including, ________________ (the "Closing Date").

          Section 4.  REQUIRED RATINGS: The Offered Certificates shall have
received Required Ratings of at least [    ] from [    ].

          Section 5.  CERTIFICATE INSURER:

          Section 6.  LOCATION OF CLOSING:

          Section 7. TAX TREATMENT: [One or more elections will be made to treat the assets of the Trust Fund as a REMIC.]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Underwriters and the Company.

                                       Very truly yours,

                                       [UNDERWRITER]
                                         as Representative of the several
                                         Underwriters



                                        By:
                                           ------------------------------------



The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.


FIRSTPLUS INVESTMENT CORPORATION


By:
   ---------------------------------
   Name:
   Title:

FIRSTPLUS FINANCIAL INC.


By:
   ---------------------------------
   Name:
   Title:

ACKNOWLEDGED BY:

RAC FINANCIAL GROUP, INC.



By:
   ---------------------------------
   Name:
   Title: